Note 16 - Income Tax - Effective Income Tax Rate Reconciliation (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Income tax expense using combined statutory rate of 26.5% (2020 - 26.5%, 2019 - 26.5%)	$ 55,386	$ 38,545
Permanent differences	749	820
Adjustments to tax liabilities for prior periods	610	882
Non-deductible stock-based compensation	3,908	3,081
Foreign, state and provincial tax rate differential	(8,047)	(7,463)
Other taxes	269	0
Total	$ 52,875	$ 35,865